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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 1, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Colorado                   1-12551                  84-1250533
   ------------------------        ------------            ------------------
   (State of Incorporation)        (Commission               (IRS Employer
                                   File Number)            Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                     06901
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.03.        MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         On June 1, 2006 Cenveo, Inc. ("Cenveo") announced that its wholly owned subsidiary, Cenveo Corporation, a Delaware corporation (the "Company"), executed a supplemental indenture dated June 1, 2006 (the "supplemental indenture") relating to the Company's 9-5/8% Senior Notes due 2012 (the "Notes"), in connection with Cenveo's tender offer and consent solicitation. The proposed amendments to be effected by the supplemental indenture, among other things, eliminate substantially all of the material restrictive covenants, specified affirmative covenants and certain events of default and related provisions in the indenture governing the Notes. The supplemental indenture also waives any and all defaults and events of default existing under the indenture governing the Notes. The supplemental indenture will not become operative until the Initial Payment Date (as described in the Offer to Purchase), which is expected to be on or about June 16, 2006 and is subject to the conditions described below. A copy of the supplemental indenture is filed herewith as Exhibit 4.1.

         The tender offer and consent solicitation are subject to the satisfaction of certain conditions, including the receipt of debt financing that, together with balance sheet and/or otherwise available cash, if necessary, is sufficient to fund the tender offer and consent solicitation and certain related payments and expenses on terms satisfactory to the Company in its sole discretion and satisfaction or waiver of certain other conditions, all as described in the Offer to Purchase and Consent Solicitation Statement of the Company dated May 18, 2006 (the "Offer to Purchase").

ITEM 8.01.        OTHER EVENTS.

         On June 1, 2006, Cenveo issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

ITEM 9.01.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   EXHIBITS.

(c) Exhibits.

4.1 Second Supplemental Indenture, dated June 1, 2006, by and among Cenveo Corporation, the Guarantors named therein and US Bank National Association, as trustee.

99.1     Press Release of Cenveo, Inc. dated June 1, 2006




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2006

                                             CENVEO, INC.


                                             By:      /s/ Sean S. Sullivan
                                                 -------------------------------
                                                 Name: Sean S. Sullivan
                                                 Title: Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit
Number             Description
------             -----------

4.1 Second Supplemental Indenture, dated June 1, 2006, by and among Cenveo Corporation, the Guarantors named therein and US Bank National Association, as trustee.

99.1               Press Release of Cenveo, Inc. dated June 1, 2006